A(3)

TRUST INSTRUMENT
NEUBERGER BERMAN EQUITY FUNDS

SCHEDULE A

INVESTOR CLASS

Neuberger Berman Dividend Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Research Opportunities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

TRUST CLASS

Neuberger Berman Dividend Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Research Opportunities Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

ADVISOR CLASS

Neuberger Berman Dividend Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Research Opportunities Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

INSTITUTIONAL CLASS

Neuberger Berman Climate Change Fund
Neuberger Berman Dividend Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Research Opportunities Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

CLASS A

Neuberger Berman Climate Change Fund
Neuberger Berman Dividend Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Research Opportunities Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

CLASS C

Neuberger Berman Climate Change Fund
Neuberger Berman Dividend Fund
Neuberger Berman Emerging Markets Equity Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Equity Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Research Opportunities Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

CLASS R3

Neuberger Berman Guardian Fund

Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

Dated May 15, 2009